UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

RARE ELEMENT RESOURCES LTD.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

*If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # V77208-P35735 You invested in RARE ELEMENT RESOURCES LTD. and it’s time to vote! You have the right to vote on proposals being presented at the 2025 Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 9, 2025. RARE ELEMENT RESOURCES LTD. 2025 Annual Meeting Vote by September 8, 2025 11:59 PM ET Get informed before you vote View the Notice, Proxy Circular and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 26, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* September 9, 2025 2:00 p.m., local time Offices of General Atomics affiliates 7800 East Dorado Place, 2nd Floor Greenwood Village, Colorado 80111

Vote at www.ProxyVote.com V77209-P35735 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. RARE ELEMENT RESOURCES LTD. 2025 Annual Meeting Vote by September 8, 2025 11:59 PM ET 1. Election of Directors 1a. Gerald W. Grandey For 1b. Craig S. Bartels For 1c. Barton S. Brundage For 1d. Nicole J. Champine For 1e. Paul J. Hickey For 1f. Kenneth J. Mushinski For 1g. Pamela L. Saxton For 2. Appointment of Independent Registered Public Accounting Firm Appoint Haynie & Company to serve as the independent registered public accounting firm of the Company until the next annual meeting of shareholders of the Company at an amount of remuneration to be fixed by the directors. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.